Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.	EXECUTION COPY

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “AMENDMENT”), made as of September 1, 2010 amends the certain License Agreement, effective as of April 1, 2010 (the “AGREEMENT”), entered into by and between the Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences, a public institution of higher education having principal offices at 2404 North University Avenue, Little Rock, Arkansas 72207, United States of America (hereinafter “UNIVERSITY”), and Myeloma Health LLC, a Delaware limited liability company having a principal office at 667 Madison Avenue, 14th Floor, New York, New York 10065 (hereinafter “LICENSEE”), and shall be effective as of the EFFECTIVE DATE (as such term is defined in the AGREEMENT).

WITNESSETH

WHEREAS, UNIVERSITY and LICENSEE wish to amend the AGREEMENT to recognize that the following patent applications, identified by UNIVERSITY disclosure numbers: [****]and [****] (the “[****] FILINGS”), [****] (the “[****] FILINGS”), [****] (the “[****] FILINGS”), [****] (the “[****] FILINGS”), [****] (the “[****] FILINGS”) and [****] (the “[****]FILINGS”) are within the scope of the PATENT RIGHTS (as such term is defined in the AGREEMENT) under Section 2.12(a).

NOW, THEREFORE, UNIVERSITY and LICENSEE hereby amend the AGREEMENT as follows:

1.	UNIVERSITY and LICENSEE acknowledge and agree that the [****] FILINGS[****] FILINGS, [****] FILINGS, [****] FILINGS and [****] FILINGS are within the scope of the PATENT RIGHTS under Section 2.12(a). As a consequence, Appendix A shall be revised to include the following new table entries:

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]		[****]
[****]	[****]		[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]		[****]

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]		[****]

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]		[****]

“[****]”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
[****]	[****]

2.	Appendix B shall be revised to include the following new table entry under the heading “The following patent applications are included in PATENT RIGHTS and apply to both fluorescence in situ hybridization (FISH) testing and the LICENSED FIELD:”

UAMS Disclosure #	Applications
[****]	[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

3.	UNIVERSITY and LICENSEE acknowledge and agree that the patent costs incurred by UNIVERSITY and paid to third parties in connection with the preparation, filing, prosecution and maintenance, as of invoices received:

a.	as of the EFFECTIVE DATE are as follows:

(i)	[****] FILINGS: $[****],

(ii)	[****] FILINGS: $[****],

(iii)	[****] FILINGS: $[****],

(iv)	[****] FILINGS: $[****],

(v)	[****] FILINGS: $[****], and

(vi)	[****] FILINGS: $[****]

b.	after the EFFECTIVE DATE are as follows:

(i)	[****] FILINGS:,
(ii)	[****] FILINGS:,
(iii)	[****] FILINGS:,
(iv)	[****] FILINGS:,
(v)	[****] FILINGS:, and
(vi)	[****] FILINGS:.

The amount of such patent costs that LICENSEE shall reimburse to UNIVERSITY shall be determined in accordance with Section 5.1(e) (i) (the “[****],[****],[****],[****],[****],[****]and [****] PATENT COSTS”).

4.	UNIVERSITY shall amend the separate letter signed by an authorized representative of UNIVERSITY pursuant to Section 5.1(e) (ii) to include the [****],[****],[****],[****],[****],[****] and [****] PATENT COSTS incurred by UNIVERSITY prior to the EFFECTIVE DATE.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

5.	LICENSEE shall pay to UNIVERSITY:

a.	the patent costs for the [****],[****],[****],[****],[****],[****] and [****] PATENT COSTS incurred by UNIVERSITY prior to the EFFECTIVE DATE in accordance with Section 5.1(e)(ii).

b.	the patent costs for the [****],[****],[****],[****],[****],[****]and [****] PATENT COSTS incurred by UNIVERSITY after the EFFECTIVE DATE in accordance with Section 5.1(e)(iii)

6.	Except as provided herein above, all other terms and conditions of the AGREEMENT remain the same and in effect.

(Signature page follows)

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.	EXECUTION COPY

IN WITNESS WHEREOF, the PARTIES hereto have caused this AMENDMENT to be executed by their duly authorized representatives.

BOARD OF TRUSTEES OF THE		MYELOMA HEALTH LLC
UNIVERSITY OF ARKANSAS

/s/ Ann Kemp		/s/ Joe Hernandez
By:	Ann Kemp	By:	Joe Hernandez
Title:	Vice President for Administration	Title:	Chief Executive Officer

Date:	8/26/10	Date:	8/19/10

[Signature Page to First Amendment to License Agreement]